UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 1, 2011

CENTERPOINT ENERGY, INC.
(Exact name of registrant as specified in its charter)

Texas	1-31447	74-0694415
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

1111 Louisiana
Houston, Texas		77002
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (713) 207-1111

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURE
EXHIBIT INDEX
EX-99.1
EX-99.2

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.
     On March 1, 2011, CenterPoint Energy, Inc. (“CenterPoint Energy”) reported fourth quarter and full year 2010 earnings. For additional information regarding CenterPoint Energy’s fourth quarter and full year 2010 earnings, please refer to CenterPoint Energy’s press release attached to this report as Exhibit 99.1 (the “Press Release”) and the supplemental materials which are being posted on CenterPoint Energy’s website and are attached to this report as Exhibit 99.2 (the “Supplemental Materials”), which Press Release and Supplemental Materials are incorporated by reference herein. The information in the Press Release and Supplemental Materials is being furnished, not filed, pursuant to Item 2.02. Accordingly, the information in the Press Release and Supplemental Materials will not be incorporated by reference into any registration statement filed by CenterPoint Energy under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.
     The exhibit listed below is furnished pursuant to Item 2.02 of this Form 8-K.
(d)	Exhibits.

99.1	Press Release issued March 1, 2011 regarding CenterPoint Energy, Inc.’s fourth quarter and full year 2010 earnings.

99.2	Supplemental Materials regarding CenterPoint Energy, Inc.’s fourth quarter and full year 2010 earnings.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTERPOINT ENERGY, INC.
Date: March 1, 2011	By:	/s/ Walter L. Fitzgerald
Walter L. Fitzgerald
Senior Vice President and Chief Accounting Officer

EXHIBIT INDEX

EXHIBIT
NUMBER	EXHIBIT DESCRIPTION

99.1	Press Release issued March 1, 2011 regarding CenterPoint Energy, Inc.’s fourth quarter and full year 2010 earnings.

99.2	Supplemental Materials regarding CenterPoint Energy, Inc.’s fourth quarter and full year 2010 earnings.